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                                                                EXHIBIT 26(E)(4)

POLICY CHANGE APPLICATION
NO UNDERWRITING REQUIRED

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
INDIVIDUAL LIFE INSURANCE                                                                                              [LOGO]
MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Individual Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098
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
A. REQUEST             Policy number(s)                    Insured name (last, first, middle)
   INFORMATION

                       Money submitted with application    Effective date of change
   MAKE ALL CHECKS
   PAYABLE TO          $________________________           [ ] Current Date  [ ] Date Of Next EFT/APP Draw
   MINNESOTA LIFE.     [ ] Receipt Given                   [ ] Specific Date (Indicate mm/yy and reason) _____________________

B. OWNER               Owner name (last, first, middle)
   INFORMATION
                       Telephone number  [ ] Primary       E-mail address
                                         [ ] Secondary

C. ADDRESS             [ ] Change Owner Home Address
   ADJUSTMENTS         [ ] Add/Change Mailing Address (Check One):
                           [ ] Premium Notices Only [ ] All Correspondence Other Than Premium Notice [ ] All Mail

                       Name (last, first, middle)

                       Address

                       City                                           State          Zip

D. FACE AMOUNT         [ ] Change Face Amount: $__________________________________________
   ADJUSTMENTS             (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                       [ ] Cost Of Living Alternate Exercise [ ] AIO/AIOW/FAIA/GIO Exercise
                       [ ] Inflation Agreement Exercise          [ ] Alternate Option Date:________________(Attach Proof)

E. PREMIUM AND         PREMIUM ADJUSTMENT
   BILLING             [ ] Change TOTAL ANNUAL Planned Premium Amount: $________________________________________
   INFORMATION             (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

   IF PREMIUM          PAYMENT METHOD
   DEPOSIT ACCOUNT     [ ] Annual              [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:________________
   (PDA) IS SELECTED,                              (If new plan, submit EFT/APP Authorization)
   A COMPLETED W-9     [ ] Semi-Annual         [ ] List Bill Plan Number:__________________________
   REQUEST FOR                                     (If new plan, submit List Bill form)
   TAXPAYER            [ ] Quarterly           [ ] Payroll Deduction Plan (PRD) Plan Number:_____________________
   IDENTIFICATION                              [ ] Premium Deposit Account (PDA)
   NUMBER AND          SOURCE OF FUNDS
   CERTIFICATION IS    [ ] Earnings            [ ] Retirement Funds (401K, IRA, Roth IRA, etc.)
   REQUIRED.           [ ] Existing Insurance  [ ] Sale of Investments
                       [ ] Gift/Inheritance    [ ] Savings
                       [ ] Home Equity         [ ] Other________________________________________
                       ADDITIONAL PREMIUM (THIS INCLUDES NON-REPEATING PREMIUMS)
                          Amount $___________________ [ ] Increase Face [ ] Do Not Increase Face
                       BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                       (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)
                          [ ] Add billable NRP
                          [ ] Remove billable NRP
                          Total Annual Billable NRP $____________
                          (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)
                       Payment Method
                            [ ] Annual [ ] Monthly Electronic Funds Transfer (EFT/APP)  Plan Number_____________________
                                           (If new plan, submit EFT/APP Authorization)
                            [ ] Semi-Annual   [ ] Payroll Deduction Plan (PRD) Plan Number________________________________
                            [ ] Quarterly
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F59537 Rev 2-2014

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
F. PLAN                   [ ] Change Plan Of Insurance: [ ] Life At Age:_______________ [ ] Protection To Age:_______________
   ADJUSTMENTS                (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)

G. PARTIAL                [ ] Partial Surrender to Cash: $__________________or [ ] Max Amount
   SURRENDERS             [ ] Partial Surrender to Eliminate Policy Loan (Dividend additions and accumulations will be surrendered first)
                          The death benefit amount will be reduced.

                          IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO WITHHOLD
                          10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL PARTIAL SURRENDERS
                          AND LOAN ELIMINATIONS WITH A TAXABLE GAIN. COMPLETE WITHHOLDING SECTION, AND ENTER SOCIAL SECURITY NUMBER
                          AND TAX ID NUMBER BELOW.
                          [ ] Yes, I elect withholding
                          [ ] No, I do not elect withholding
                          Owner's Social Security number/tax ID number

H. SYSTEMATIC             [ ] Partial Surrender
   DISTRIBUTIONS          [ ] Partial Surrender to basis then loans - select loan type for products that offer fixed interest rate loans, indexed interest rate loans and variable interest rate loans. (Defaults to fixed interest rate loan if none selected).
                              [ ] Fixed Loan Interest Rate  [ ] Indexed Loan Interest Rate  [ ] Variable Loan Interest Rate
                          Amount of Distribution $__________________ Start Date of Distributions __________________________
                          Frequency: [ ] Annually or [ ] Monthly      Distribution Day: [ ] 10th or [ ] 20th

I. OTHER                  [ ] CHANGE DEATH BENEFIT OPTION TO:                               [ ] CHANGE DIVIDEND OPTION TO:
   ADJUSTMENTS                [ ] Level [ ] Increasing [ ] Sum of Premiums

   IF ACCUMULATION AT     The Increasing death benefit option generally requires                __________________________
   INTEREST DIVIDEND      underwriting. If changing from Level Death Benefit Option
   OPTION IS SELECTED,    the face amount will decrease.
   A COMPLETED W-9        AUTOMATIC PREMIUM LOAN PROVISION  [ ] Add  [ ] Remove
   REQUEST FOR
   TAXPAYER NUMBER
   AND CERTIFICATION IS
   REQUIRED.
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                                                             F59537-2 Rev 2-2014

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
J. CONVERSIONS           TYPE:
                         [ ] Full conversion
   IF PREMIUM            [ ] Partial conversion face amount $__________________
   DEPOSIT ACCOUNT           [ ] Surrender balance  [ ] Retain balance
   (PDA) IS SELECTED,    [ ] Convert term insurance into an existing policy
   A COMPLETED W-9           Existing policy number ___________________________
   REQUEST FOR           [ ] Convert term agreement
   TAXPAYER                  Term agreement ______________ Insured name _________________________________________________
   IDENTIFICATION        TOTAL ANNUAL PREMIUM
   NUMBER AND            [ ] Premium amount $___________________________
   CERTIFICATION IS
   REQUIRED.                 Estimated 1035 Exchange $________________________
                             (SUBMIT 1035 EXCHANGE AGREEMENT FORM)
                         PAYMENT METHOD
                         [ ] Annual              [ ] Monthly Electronic Funds Transfer (EFT/APP) Plan Number:_________________
                                                     (If new plan, submit EFT/APP Authorization)
                         [ ] Semi-Annual         [ ] List Bill Plan Number:_____________________
                                                     (If new plan, submit List Bill form)
                         [ ] Quarterly           [ ] Payroll Deduction Plan (PRD) Plan Number:______________________
                                                 [ ] Premium Deposit Account (PDA)
                         SOURCE OF FUNDS
                         [ ] Earnings            [ ] Retirement Funds (401K, IRA, Roth IRA, etc.)
                         [ ] Existing Insurance  [ ] Sale of Investments
                         [ ] Gift/Inheritance    [ ] Savings
                         [ ] Home Equity         [ ] Other______________________________________
                         CONVERSION AND/OR PREMIUM CREDITS:
                         [ ] Apply as premium    [ ] Apply as additional premium   [ ] Refund
                         PRODUCT:
                         [ ] Accumulator Universal Life                 [ ] ML Premier Variable Universal Life
                         [ ] Accumulator Variable Universal Life        [ ] Omega Builder Indexed Universal Life
                         [ ] Eclipse Indexed Universal Life             [ ] Secure Accumulator Whole Life
                         [ ] Eclipse Protector Indexed Universal Life   [ ] Secure Protector Whole Life
                         [ ] Other___________________________________________________________________________

                         DEATH BENEFIT QUALIFICATION TEST: (FOR UNIVERSAL LIFE PRODUCTS ONLY. IF NONE SELECTED, THE DEFAULT IS GPT.)
                         [ ] Guideline Premium Test (GPT)  [ ] Cash Value Accumulation Test (CVAT)

                         DEATH BENEFIT OPTION: (IF NONE SELECTED, THE DEFAULT IS LEVEL)
                         [ ] Level  [ ] Increasing  [ ] Sum of Premiums

                         [ ] CHANGE DIVIDEND OPTION TO __________________________________
                             (FOR WHOLE LIFE, THE DEFAULT DIVIDED OPTION IS PAID-UP ADDITIONS IF NONE SELECTED)

                         [ ] TRANSFER ALL AGREEMENTS TO THE NEW POLICY
                            (IF ANY AGREEMENTS WILL BE ADDED OR REMOVED TO THE NEW POLICY, COMPLETE SECTION K)
                         AUTOMATIC PREMIUM LOAN (APL) Provision is automatically added at conversion, if available for the product,
                         unless indicated here:   [ ] Omit Automatic Premium Loan Provision

                         INDEXED LOAN AGREEMENT is automatically added at conversion, if available for the product, unless indicated
                         here:  [ ] Omit Indexed Loan Agreement

                         Is this policy being funded via a premium financing loan or with funds borrowed, advanced or paid from another person or entity?  [ ] Yes  [ ] No
                         If yes, submit the Premium Financing Advisor Attestation and Premium Financing Client Disclosure forms.

                         REQUEST FOR ILLUSTRATION - CHOOSE ONE OF THE FOLLOWING:

                         [ ] I certify an illustration matching the policy applied for was presented to the owner/applicant and a signed copy is included with this application. The owner/applicant has received a copy.

                         [ ] I certify an illustration was presented or provided to the owner/applicant, but is different from the policy applied for. An illustration conforming to the policy as issued will be provided to the owner/applicant no later than at the time of policy delivery.

                         [ ] I certify no illustration conforming to the policy as applied for was shown or provided to the owner/
                             applicant prior to or at the time of taking this application. An illustration conforming to the policy as issued will be provided to the owner/applicant no later than at the time of policy delivery.
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                                                             F59537-3 Rev 2-2014

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
K. ADDITIONAL             [ ] MAINTAIN Current Annual Premium                                         CHANGE        NEW
   AGREEMENTS             [ ] CHANGE Current Annual Premium Accordingly         ADD      REMOVE       AMOUNT       AMOUNT
                                                                               -----   ----------   ----------   ----------
   SELECT ONLY THOSE      Accelerated Benefit Agreement                        [ ]       [ ]
   AGREEMENTS             (Submit ABA Outline of Coverage form)
   AVAILABLE ON THE       Accidental Death Benefit Agreement                             [ ]
   PRODUCTS APPLIED       Additional Insurance Agreement                                 [ ]           [ ]         $_________
   FOR.                   Adjustable Survivorship Life Agreement                         [ ]           [ ]         $_________
                          Benefit Distribution Agreement                                 [ ]
   IF PREMIUM             Business Continuation Agreement                      [ ]       [ ]           [ ]         $_________
   DEPOSIT ACCOUNT        Children's Term or Family Term Children's Agreement            [ ]           [ ]         $_________
   (PDA) IS               Cost of Living Agreement                                       [ ]
   SELECTED, A            Death Benefit Guarantee Agreement*                   [ ]       [ ]
   COMPLETED W-9          Early Values Agreement*                              [ ]
   REQUEST FOR            Enhanced Guaranteed Agreement                        [ ]       [ ]
   TAXPAYER               Enhanced Guaranteed Choice Agreement                 [ ]       [ ]
   IDENTIFICATION         Estate Preservation Agreement                                  [ ]
   NUMBER AND             Estate Preservation Choice Agreement                           [ ]
   CERTIFICATION IS       Extended Conversion Agreement                                  [ ]
   REQUIRED.              Extended Maturity Agreement                          [ ]       [ ]
                          Face Amount Increase Agreement                                 [ ]           [ ]         $_________
                          Family Term - Spouse Agreement                       [ ]       [ ]           [ ]         $_________
                          (SubmitFamily/Children's Term Application)
                          First to Die Agreement*                                        [ ]           [ ]         $_________
                          Flexible Term Agreement                                        [ ]           [ ]         $_________
                          Guaranteed Income Agreement                          [ ]       [ ]
                          Guaranteed Insurability Option Agreement                       [ ]
                          Guaranteed Insurability Option Agreement with Waiver           [ ]
                          Guaranteed Protection Waiver                                   [ ]
                          Income Protection Agreement*                         [ ]
                          (Submit IPA Supplemental Application)
                          Indexed Loan Agreement                               [ ]       [ ]
                          Inflation Agreement/Rider                                      [ ]
                          Interest Accumulation Agreement                                [ ]           [ ]          __________%
                          Long-Term Care Agreement                                       [ ]           [ ]         $__________
                          (Submit LTC Supplemental Application)
                          Overloan Protection Agreement                        [ ]       [ ]
                          Performance Death Benefit Guarantee Agreement*       [ ]       [ ]
                          Policy Enhancement Agreement                                   [ ]           [ ]          __________%
                          (Indicate a whole number from 3 to 10%)
                          Policy Split Agreement                                         [ ]
                          Premium Deposit Account Agreement (Submit            [ ]       [ ]
                          Premium Deposit Account Information form)
                          Single Life Term Agreement                                     [ ]           [ ]
                          Single Premium Paid Up Additional                    [ ]       [ ]                       $__________
                          Insurance Agreement
                          Surrender Value Enhancement Agreement                          [ ]
                          Term Insurance Agreement                                       [ ]
                          Waiver of Charges Agreement                                    [ ]
                          Waiver of Premium Agreement                                    [ ]
                          Other:
                          * CAN ONLY BE ADDED WHEN CONVERTING TERM INSURANCE TO A NEW POLICY.
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                                                             F59537-4 Rev 2-2014

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
L. IN FORCE AND          Excluding this policy, does the Insured have any life insurance, annuity or mutual     [ ] Yes   [ ] No
   REPLACEMENT           fund in force or pending?

   SUBMIT                Excluding this policy, has there been, or will there be, replacement of any            [ ] Yes   [ ] No
   APPROPRIATE           existing life insurance, annuity or mutual fund, as a result of this application?
   REPLACEMENT           (Replacement includes, but is not limited to, a lapse, surrender, 1035 Exchange,
   FORMS (NOT            loan, withdrawal, or other change to any existing life insurance or annuity.) If yes,
   NEEDED IF             provide details on the Replacement Disclosure Statement.
   REPLACING GROUP
   COVERAGE).

M. SUITABILITY           1. Is this policy in accordance with the proposed owner's insurance objectives         [ ] Yes   [ ] No
                            and anticipated financial needs?

                         2. Has the representative discussed with the proposed owner: the need for the          [ ] Yes   [ ] No
                            policy, the ability to continue to pay premiums and whether the policy is suitable for the proposed owner?

N. ADDITIONAL
   REMARKS








O. AGREEMENTS            AGREEMENTS: I have read, or had read to me the statements and answers recorded on my application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete, and correctly recorded. I agree that they will become part of this application and any policy issued on it.

                         VARIABLE LIFE: I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY
                         APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE
                         SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACTUAL CASH VALUE OF THE POLICY APPLIED FOR IS NOT GUARANTEED AND
                         INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO MINIMUM ACTUAL CASH VALUE FOR THE
                         POLICY VALUES INVESTED IN THESE SUB-ACCOUNTS.

                         FRAUD WARNING: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud and may be guilty of a criminal offense and subject to penalties under state law.

[ ] Change Service Representative (Print name/code      Representative name                               Firm/rep code
    only if policy is being reassigned)

Owner signature                                                      Date                 City                           State
(give title if signed on behalf of a business)
X

Assignee signature
(give title if signed on behalf of a business)
X                                                                    Date                 City                           State

Irrevocable beneficiary signature
(give title if signed on behalf of a business)
X                                                                    Date                 City                           State

Parent/conservator/guardian signature
(juvenile applications)
X                                                                    Date                 City                           State

I believe that the information provided by this applicant is true and accurate. I certify I have accurately recorded all information given by the owner(s).

Licensed representative signature                                                         Firm/rep code   Date
X
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                                                             F59537-5 Rev 2-2014